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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       November 4, 2004 (November 4, 2004)
                Date of Report (Date of earliest event reported)

                       -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

         Maryland                        1-4141                   13-1890974
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.    Departure of Directors or Principal Officers; Election of
              Directors;  Appointment of Principal Officers.

     On November 4, 2004, the Company issued a press release announcing that Brian C. Piwek will be promoted to President and Chief Operating Officer of the Company, effective November 15, 2004. Mr. Piwek will report to Christian W. E. Haub, who as of November 15, 2004, will resign as President, but will continue to serve as Chairman of the Board and Chief Executive Officer. A copy of the November 4, 2004, press release is attached hereto as Exhibit 99.1.


Item 9.01.     Financial Statements and Exhibits.


               (c) Exhibits. The following exhibits are filed herewith:

               Exhibit No.             Description
               -----------             ------------------------------------

                  99.1                 Press Release dated November 4, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 4, 2004


                                THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                                By:    /s/ Mitchell P. Goldstein
                                Mitchell P. Goldstein, Senior Vice President, Chief Financial Officer

                      EXHIBIT INDEX

Exhibit No.    Description

99.1     Press release dated November 4, 2004

                                      NEWS

The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ 07645
                                             Investor Contact: William J. Moss
                                                     Vice President, Treasurer
                                                                (201) 571-4019
                                             Press Contact:   Richard De Santa
                                             Vice President, Corporate Affairs

A&P Announces Organization Structure, Executive Promotions

MONTVALE, NJ - (November 4, 2004) - The Great Atlantic & Pacific Tea Company, Inc. (A&P)(NYSE:GAP) today announced a new organization that will combine corporate and U.S. operating management in a unified structure. The Company also announced key senior executive appointments aligned with the formation of the new structure.

Brian Piwek will be promoted to President and Chief Operating Officer of the Company, reporting to Christian Haub, Chairman of the Board and Chief Executive Officer. Mr. Piwek joined A&P in 1997 as Vice Chairman of its Canadian Company, and became Chief Executive Officer of A&P Canada in 2000, leading the turnaround and successful development of that business. In 2002, he came to the U.S. as President and Chief Executive Officer of the Company's previous U.S. business unit, where he directed the initial phase of the turnaround of those operations.

Commenting on Mr. Piwek's promotion, Mr. Haub said, "Through Brian's leadership, we have stabilized our results in the U.S., defined strategies to revitalize our customer offer, and created the optimal management organization to execute those strategies going forward. I will continue working closely with him in our new structure as he drives the ongoing improvement of our U.S. business; and also directly with Eric Claus, President and CEO of A&P Canada, as he leads us to the next level of development in Ontario."

The Company also announced that Mitchell P. Goldstein, Chief Financial Officer, will be promoted to Executive Vice President, reporting to Mr. Haub. Mr. Goldstein joined A&P in 2000 as Senior Vice President, Finance and Treasurer, and was appointed Chief Financial Officer in 2002.

"Mitch has played a critical role over the past two years in managing and preserving our Company's financial position and liquidity," Mr. Haub said. "In addition to Finance responsibility, he will work with me, Brian Piwek and Eric Claus on strategic planning, business analysis, budgeting and cost management for the U.S. and Canadian operations."

Founded in 1859, A&P, one of the nation's first supermarket chains, is today among North America's largest. The Company operates 633 stores in 10 states, the District of Columbia and Ontario, Canada under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Farmer Jack, Sav-A-Center, Dominion, The Barn Markets, Food Basics and Ultra Food & Drug.

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